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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                            PAC-WEST TELECOMM, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                    [LOGO]
                4210 Coronado Avenue Stockton, California 95204


                                 July 14, 2000

Dear Shareholder:

   The following Supplement to the Proxy Statement provides revised information with respect to the annual meeting of shareholders (the "Annual Meeting") of the Pac-West Telecomm, Inc. ("Pac-West" or the "Company"), which will be held on Thursday, July 27, 2000, at 10:00 a.m., Mountain time, at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado 80202.

   The purpose of the Annual Meeting is to elect three Class III directors to our board of directors, approve an amendment to our Amended and Restated Articles of Incorporation, approve an amendment to our 1999 Stock Incentive Plan, adopt the 2000 Employee Stock Purchase Plan and to ratify the appointment of Arthur Andersen LLP as our independent public accountants for the 2000 fiscal year, and the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Each of these proposals is described more fully in the Proxy Statement.

   On or about June 26, 2000, the Company mailed to all shareholders of record as of June 15, 2000 the Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Company. The purpose of the following Supplement to the Proxy Statement is to provide certain new information concerning the appointment by the board of directors of a director to fill the previously vacant Class I directorship.

   It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, if you have not already done so, please mark, sign and date either the Proxy Form previously provided to you or the enclosed Proxy Form and return it promptly. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Any stockholder that desires to change their vote based upon the additional information provided in the Supplement to the Proxy Statement or otherwise may do so by completing and returning the enclosed Proxy Form.

                                          Sincerely,

                                          /s/ Wallace W. Griffin
                                          Wallace W. Griffin
                                          President and Chief Executive
                                          Officer

                             [LOGO FOR PACT WEST]
                             4210 Coronado Avenue
                          Stockton, California 95204

                       SUPPLEMENT TO THE PROXY STATEMENT

          Annual Meeting of Shareholders to be held on July 27, 2000

   This Supplement to the Proxy Statement (this "Supplement") is being furnished to the holders of common stock, par value $0.001 per share, of Pac-West Telecomm, Inc. ("Pac-West" or the "Company") in connection with the solicitation of proxies by and on behalf of our board of directors for use at the annual meeting of shareholders (the "Annual Meeting") to be held on July 27, 2000 at 10:00 a.m., Mountain time, and at any adjournments or postponements thereof.

   At the Annual Meeting, the shareholders of Pac-West will consider and take action with respect to the following matters: (1) the election of three Class III directors, Wallace W. Griffin, Jerry L. Johnson and John K. La Rue, to hold office for a term of three years; (2) the approval of an amendment to our Amended and Restated Articles of Incorporation to (i) increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares; (ii) authorize the issuance of preferred stock; and (iii) remove authority to issue shares of Class A Participating Preferred Stock; (3) the approval of an amendment to our 1999 Stock Incentive Plan to increase the number of shares of common stock reserved for option grants under the Plan by 2,225,500 shares and make certain technical amendments described more fully in the Proxy Statement; (4) the adoption of the 2000 Employee Stock Purchase Plan; (5) the ratification of the appointment of Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 2000; and (6) the transaction of such other business as may properly come before the annual meeting and any adjournments or postponements thereof. Each of these proposals is described more fully in the Proxy Statement.

   This Supplement is being mailed on or about July 14, 2000 to holders of record of the common stock at the close of business on June 15, 2000 ("Stockholders of Record"). All capitalized terms used but not otherwise defined herein have the meaning set forth in the Proxy Statement originally mailed to Stockholders of Record on or about June 26, 2000. The purpose of this Supplement is to provide certain new information concerning the appointment by the board of directors of a director to fill the previously vacant Class I directorship. Specifically, on July 3, 2000, the board of directors of the Company appointed A. Gary Ames to the vacant Class I Directorship, whose term will expire at the 2002 annual meeting. At this time, there remains one vacant Class II Directorship.

   Mr. Ames, age 55, served as President and Chief Executive Officer of MediaOne International, a provider of broadband and wireless communications, from 1995 until its merger with AT&T earlier this year. Previously, he served for seven years as President and Chief Executive Officer of U.S. West Communications, a regional provider of residential and business telephone services, and operator and carrier services. Mr. Ames currently serves as a director of Albertsons, Inc., Tektronix, Inc., Imandi Corporation and etrieve, Inc. In addition, he serves on an advisory board of Safeguard Scientifics, Inc., an affiliate of certain of our significant shareholders. As an outside director, Mr. Ames will receive $5,000 per quarter as compensation for serving on our board of directors. We also granted Mr. Ames stock options to purchase 35,000 shares of our common stock at a strike price of $17.50, which will vest over a three-year period with 33 1/3% vesting at the end of each year. Pursuant to our policy, we pay out-of-pocket expenses incurred by each director in connection with attending board and committee meetings. In addition, Mr. Ames owns 1,000 shares of our common stock, which was acquired prior to his appointment to the board of directors.